UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 11, 2014

Regal Entertainment Group

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31315	02-0556934
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7132 Regal Lane, Knoxville, Tennessee 37918

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 865-922-1123

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

As previously disclosed, on March 11, 2014, Regal Entertainment Group (the “Company”) announced the early settlement results of its tender offers to purchase for cash any and all of the 9 1/8% senior notes due 2018 of the Company and any and all of the 8 5/8% senior notes due 2019 of Regal Cinemas Corporation, a wholly-owned subsidiary of the Company (“Regal Cinemas,” and the notes subject to the tender offers, collectively, the “Notes”).  Following early settlement of the amounts tendered prior to the early settlement date, the Company and Regal Cinemas each announced that they intend to redeem all Notes that remain outstanding following the consummation of the tender offers at a price equal to 100% of the principal amount thereof plus a “make-whole” premium and accrued and unpaid interest payable thereon up to, but not including, the redemption date, in accordance with the terms of the indentures governing the Notes.  Redemption of the remaining Notes is expected to occur on April 10, 2014.

Also on March 11, 2014, the Company entered into a Third Supplemental Indenture (the “Third Supplemental Indenture”) with Wells Fargo Bank, National Association, as trustee, to the Indenture, dated August 16, 2010 governing the Company’s 9 1/8% senior notes due 2018, and Regal Cinemas and the guarantors party thereto entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”) with U.S. Bank National Association, as trustee, to the Indenture, dated July 15, 2009, governing Regal Cinemas’ 8 5/8% senior notes due 2019.

A copy of the Third Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated by reference herein.  A copy of the Second Supplemental Indenture is attached hereto as Exhibit 4.2 and is incorporated by reference herein.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Third Supplemental Indenture, dated March 11, 2014, by and between the Company and Wells Fargo Bank, National Association, as Trustee.

4.2	Second Supplemental Indenture, dated March 11, 2014, by and between Regal Cinemas Corporation and U.S. Bank National Association, as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ENTERTAINMENT GROUP

Date: March 12, 2014	By:	/s/ Peter B. Brandow
	Name:	Peter B. Brandow
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Third Supplemental Indenture, dated March 11, 2014, by and between the Company and Wells Fargo Bank, National Association, as Trustee.

4.2	Second Supplemental Indenture, dated March 11, 2014, by and between Regal Cinemas Corporation and U.S. Bank National Association, as Trustee.